UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2011

Ardea Biosciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33734	94-3200380
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4939 Directors Place, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-652-6500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2012 Base Salaries
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On December 16, 2011, the Board approved, on the Compensation Committee’s recommendation, base salaries for our named executive officers. The following table sets forth the 2012 base salary with respect to each named executive officer.

Name/2012 Base Salary

Barry D. Quart, Pharm.D., Chief Executive Officer - $530,000
Stephen R. Davis, Executive Vice President, Chief Operating Officer - $400,000
David T. Hagerty, M.D., Senior Vice President, Chief Medical Officer - $328,100
Kimberly J. Manhard, Senior Vice President, Regulatory Affairs & Development Operations - $325,600
John W. Beck, Senior Vice President, Finance & Operations, Chief Financial Officer - $309,900

2011 Incentive Cash Bonuses
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Our Board of Directors annually establishes targeted corporate goals, including research and development, business development and financial goals, for the ensuing fiscal year. The Compensation Committee and the Board establish maximum incentive cash bonus amounts for each named executive officer in the event that all corporate goals are achieved. Actual incentive cash bonuses paid are solely at the discretion of the Compensation Committee and the Board, may be higher or lower than the established target and are based on a subjective overall determination of our performance relative to the corporate goals and a subjective assessment of each executive’s individual performance and contribution during the year. Based on that determination, on December 16, 2011, the Board approved, on the Compensation Committee’s recommendation 2011 incentive cash bonuses to each named executive officer as set forth below:

Name/2011 Bonus

Barry D. Quart, Pharm. D., Chief Executive Officer - $250,000
Stephen R. Davis, Executive Vice President, Chief Operating Officer - $150,000
David T. Hagerty, M.D., Senior Vice President, Chief Medical Officer - $66,000*
Kimberly J. Manhard, Senior Vice President, Regulatory Affairs & Development Operations - $131,500
John W. Beck, Senior Vice President, Finance & Operations, Chief Financial Officer - $81,400

_____________________
* bonus amount pro-rated due to Dr. Hagerty’s March 1, 2011 hire date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ardea Biosciences, Inc.

December 22, 2011	By:	/s/ Christian Waage

Name: Christian Waage
Title: General Counsel